                                                                   EXHIBIT 10.16

                              EASEMENT AGREEMENT
                              ------------------

    THIS EASEMENT AGREEMENT (this "Agreement") is made and entered into as of the 21st day of June, 1991 (the "Effective Date"), by and among TEXAS EASTERN CRYOGENICS, INC., a Delaware corporation ("TEC") TEXAS EASTERN TRANSMISSION CORPORATION, a Delaware corporation ("TET") and HOUSTON CENTER CORPORATION, a Delaware corporation ("HCC") (TEC, TET and HCC are hereinafter referred to collectively as "Grantors") and COGEN TECHNOLOGIES LINDEN VENTURE, L.P., a Delaware limited partnership ("Grantee").

                             W  I T N E S S E T H:
                             ---------------------

    WHEREAS, TEC is the fee owner of those certain tracts of land situated in the Borough and County of Richmond, New York described as "Parcel A" and "Parcel D" on Exhibit A attached hereto; and

    WHEREAS, TET is the fee owner of that certain tract of land situated in the Borough and County of Richmond, New York, described as "Parcel B" on Exhibit A attached hereto; and

    WHEREAS, HCC is the fee owner of that certain tract of land situated in the Borough and County of Richmond, New York described as "Parcel C" on Exhibit A attached hereto (Parcels A, B, C and D are hereinafter referred to collectively as the "Property"); and

    WHEREAS, Grantee desires to obtain and Grantors desire to grant to Grantee an easement (the "Interconnection Easement") over, under, upon, through and across the land (the "Interconnection Area") which constitutes a portion of the Property and which is described on Exhibit B attached hereto, for the purposes of constructing, operating and maintaining within the Interconnection Area certain underground wires and cables and above ground facilities as more ful1y set forth herein, all to enable the transmission of ELECTRIC POWER PRODUCED at a certain electric generating cogeneration facility to be located in Linden, New Jersey and any expansions of such facility (such facility and any and all expansions thereof are hereinafter referred to collectively as the "Facility") to or through Consolidated Edison Company of New York, Inc., a New York corporation ("ConEd") and its successors or assigns.

    NOW THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties intend to be legally bound by this Agreement and agree as follows:

    1. Definitions. The following term used in this Agreement shall have the following meanings:

         A.   "Easement Rights" means the rights described as follows:

                   (1) the right of ingress and egress for
              pedestrian, vehicular and other traffic over those portions of the Property as Grantee may reasonably require, with Grantors' consent, such consent not to be unreasonably withheld, delayed or conditioned, to (i) set, construct, install, erect, operate, maintain, inspect, alter, repair, replace and remove the Improvements (as such term is defined herein) and (ii) otherwise transmit or receive electrical power to, through or from the Interconnection Area; and

                   (2) the right to set, construct, install, erect,
              operate, maintain, inspect, alter, repair, replace and remove the Improvements within the Interconnection Area; and

                   (3) the right to use the Staging Areas (as
              such term is defined herein) to store, set, place, inspect and operate material and equipment used by Grantee or its agents during the construction and removal of the Improvements and during periods of time when Grantee is repairing, altering, replacing or maintaining the Improvements; and

                   (4) the right to trim and cut vegetation
              growing on, within or over the Interconnection Area or the Staging Areas and to remove fences and other obstructions thereon as is reasonable in the exercise of the Easement Rights without unreasonably impeding Grantors' use of the Property.

              B. "Improvements" means the permanent structures, pipes, wires, lines, conduits, manholes and other electrical interconnection facilities and any other improvements constructed or placed on the Interconnection Area by Grantee or its agents.

              C. "Staging Areas" means that portion or those portions of the Property upon which Grantee shall either locate material or equipment during periods of time when Grantee is constructing or removing the Improvements or during periods of time when Grantee is repairing, replacing, altering or maintaining the Improvements. The location of such Staging Areas shall be determined so as to minimize their inconvenience to Grantors and such locations shall be subject to the reasonable approval, in writing, of Grantors, which approval shall not be unreasonably withheld, delayed or conditioned.

           2.  Grant of Easement.

             A. TEC hereby grants, warrants, bargains, sells and conveys unto Grantee, its successors and assigns, the Interconnection

Easement over, under, upon, through and across Parcel A and Parcel D and otherwise grants, warrants, bargains, sells and conveys unto Grantee, its successors and assigns, the Easement Rights covering Parcel A and Parcel D, subject to all easements and other encumbrances of record or shown on that certain survey of the Property evidenced by Exhibit C attached hereto; and

         B. TET hereby grants, warrants, bargains, sells and conveys unto Grantee, its successors and assigns, the Interconnection Easement over, under, upon, through and across Parcel B and otherwise grants, warrants, bargains, sells and conveys unto Grantee, its successors and assigns, the Easement Rights covering Parcel B, subject to all easements and other encumbrances of record or shown on that certain survey of the Property evidenced by Exhibit C attached hereto; and

         C. HCC hereby grants, warrants, bargains, sells and conveys unto Grantee, its successors and assigns, the Interconnection Easement over, under, upon, through and across Parcel C and otherwise CM grants, warrants, bargains, sells and conveys unto Grantee, its successors and assigns, the Easement Rights covering Parcel C, subject to all easements and other encumbrances of record or shown on that certain survey of the Property evidenced by Exhibit attached hereto.

       3. Compensation to Grantors. Subject to paragraph 6 of this Agreement, Grantee shall recompense TET for all damage to any portion of the Property or improvements thereon caused by Grantee's activities under this Agreement or the activities of Grantee's agents, employees, servants or contractors, and TET shall be responsible to apportion and pay such sum to TEC, TET and/or HCC on whose portion of the Property or improvements thereon such damage occurred.

       4. Term. The term of the Interconnection Easement and the Easement
Rights granted herein (the "Term") shall extend until the earlier of the date on which (a) Grantee or its successors or assigns notifies Grantors that Grantee or its successors or assigns has ceased use of the Interconnection Easement and the Easement Rights for the purposes contemplated by this Agreement, (b) Grantee or its successors or assigns fails to use the Interconnection Easement and the Easement Rights for two (2) consecutive years for the purposes contemplated by this Agreement or (c) Grantee or its successors or assigns ceases to utilize the Facility for the purpose of producing electric power for sale to or through ConEd or its successors or assigns for two (2) consecutive years; provided, however, in the case of (b) or (c) referenced in this sentence, the Term shall not terminate at the expiration of the applicable two (2) year period described therein in the event (y) of force majeure, including, but not limited to, acts of God, fires, floods, storms, strikes, labor disputes, riots, insurrections, acts of war (whether declared or otherwise), acts of governmental, regulatory, or judicial bodies, or any other causes beyond the reasonable control of and without the fault or negligence of Grantee and

(z) Grantee or its successors or assigns is exercising reasonable efforts to cure the problem which gave rise to the failure to either use the Interconnection Easement and the Easement Rights pursuant to clause (b) of this sentence or utilize the Facility pursuant to clause (c) of this sentence.

              5. Improvements. The Improvements are and shall remain the property of Grantee, which shall be responsible for and shall pay all taxes, applicable assessments and other governmental charges resulting from ownership or use of the Improvements. In addition, Grantee shall pay to TET all real estate taxes attributable to the Interconnection Area (the "Taxes") (calculated by multiplying all real estate taxes assessed on the Property, excluding any such taxes on any improvements situated on the Property, by the ratio of the acreage of the Interconnection Area to the acreage of the Property) for each calendar year during the Term but prorated for the first calendar year of the Term as of the Effective Date and prorated for the last calendar year of the Term as of the last day of the Term pursuant to paragraph 4 of this Agreement. Each such payment of Taxes shall be made by Grantee to TET promptly after Grantee's receipt from Grantors of a copy of bills for the Taxes from applicable governmental authorities, and TET shall be responsible to apportion such payment among the respective parties comprising Grantors hereunder. TET shall provide Grantee with written evidence of Grantors' payment of all such bills to the appropriate governmental authorities promptly after Grantors' payment of the same.

              6. Restoration. Upon expiration of this Agreement, Grantee shall remove the Improvements from the Interconnection Area and restore the grading and contouring of the land included in the Interconnection Area and the Staging Areas to the grading and contouring of such land prior to installation of the Improvements. Neither Grantee nor its successors or assigns shall have the obligation to restore the vegetation (except as required by law) removed pursuant to paragraph 1.A.4 of this Agreement.

              7. Indemnification. Grantee shall defend, indemnify and hold Grantors and their employee's and agents harmless from and against all claims, actions, liabilities, losses, damages and expenses (including reasonable attorneys' fees) whether for injury to person or damage to property incurred by or asserted against Grantors or their employees or agents which is either (a) caused by the activities of Grantee or its employees or agents upon the Property or (b) due to the placement by Grantee of any Improvements or other materials upon the Property. Notwithstanding the foregoing, Grantee shall not be liable to Grantors or their employees or agents for any environmental loss, damage, cost or expense which results from the condition of the Property existing prior to the Effective Date or from the activities of Grantors or their employees or agents on or with respect to the Property. Nothing contained herein shall be deemed to indemnify any party hereto against its own gross negligence or willful misconduct.

        8. Grantors' Right to Terminate. All rights created hereunder are strictly for the transmission of electric power from the Facility to or through ConEd and its successors or assigns, and usage for any other purposes shall entitle Grantors, upon thirty days' notice to Grantee or its successors or assigns, to terminate this Agreement.

        9. Representations. TEC hereby represents that it is the fee owner of those certain tracts of land described as "Parcel A" and "Parcel D" on Exhibit A attached hereto, subject to the liens, easements and other encumbrances shown on Exhibit C attached hereto. TET hereby represents that it is the fee owner of that certain tract of land described as "Parcel B" on Exhibit A attached hereto, subject to the liens, easements and other encumbrances shown on Exhibit C attached hereto. HCC hereby represents that it is the fee owner of that certain tract of land described as "Parcel C" on Exhibit A attached hereto, subject to the liens, easements and other encumbrances shown on Exhibit C attached hereto. Grantors hereby represent that Exhibit C attached hereto correctly and accurately identifies and locates all easements, pipelines and other structures of Grantors affecting the Property.

        10. Use of Easement. All Improvements shall be installed so as not to interfere with the operations of Grantors or the rights of any party having an interest superior to the interests created hereunder in favor of Grantee. Further, Grantors fully reserve all rights reasonably necessary to allow each of them to cross the Interconnection Area with both personnel and machinery as may be reasonably necessary for their respective routine operations on the Property; provided, however, that any such crossing must be performed to cause minimal inconvenience to Grantee and its successors, assigns and agents. Without limiting any of the foregoing, Grantors and Grantee acknowledge and agree that Exhibit C attached hereto indicates the intended location of some or all of the Improvements. Before installing any Improvements not indicated on Exhibit C attached hereto, Grantee shall submit to Grantors written plans regarding the location of such Improvements and shall obtain Grantors' written approval regarding the same, which approval shall not be unreasonably withheld, delayed or conditioned.

        11. Burial of Pipes. The underground pipes, wires and cables installed under this Agreement shall be buried and maintained by Grantee or its successors, assigns or agents at a depth of at least three feet below the surface of the Interconnection Area or at any greater depth which may be required by applicable governmental statutes or regulations or standard industrial practice.

        12. Recording. This Agreement will be recorded in the Richmond County, New York, County Clerk's Office, Mortgages and Deeds, Registrar's Department.

        13. Assignments. This Agreement shall be freely assignable by Grantee to (a) ConEd, (b) any entity lending money to Grantee for the construction, operation, maintenance, repair, replacement or removal of the Facility, (c) any entity subsequently providing funds for the refinancing or taking-out of such loans, (d) any limited partner of Grantee or (e) any other entity, provided that in the case of (e) Grantors shall consent to such assignment, such consent not to be unreasonably withheld, delayed or conditioned. Any assignee of this Agreement shall take such assignment subject to all the terms and conditions set forth herein. The Interconnection Easement and the Easement Rights created herein shall be irrevocable, running with the land, and shall bind all permitted subsequent purchasers, transferees, successors and assignees of the parties hereto.

             14. Notices. All notices, requests, consents, demands and other communications required or permitted to be given under this Agreement shall be in writing and shall be given to each applicable party hereto at its address or facsimile number set forth in this paragraph or at such other address or facsimile number as such party may hereafter specify for such purpose by notice to the other parties, and shall be either delivered personally or sent by facsimile or mail, postage prepaid, and shall be deemed to have been made or given (a) if given by facsimile, when sent and the appropriate confirmation is received, and (b) if given by any other means, when delivered.

             Unless changed in accordance with this paragraph, the addresses for all such communications shall be as follows:

             If to Grantors, to each of the following:

             Texas Eastern Cryogenics, Inc.
             5400 Westheimer Court
             Houston, Texas 77056
             Facsimile No.: (713) 627-4752
             Attention: Mr. George L. Mazanec

             and

             Texas Eastern Transmission Corporation
             5400 Westheimer Court
             Houston, Texas 77056
             Facsimile No.: (713) 627-4691
             Attention: Mr. George L. Mazanec

             and

             Houston Center Corporation
             5400 Westheimer Court
             Houston, Texas 77056
             Facsimile No.: (713) 627-4691
             Attention: Mr. Herb E. Schulze, Jr.

              If to Grantee:

              Cogen Technologies Linden Venture, L.P.
              1600 Smith Street, Suite 5000
              Houston, Texas 77002
              Facsimile No.: (713) 951-7747
              Attention: Mr. Joe Bollinger

              15. Modifications. Any changes to this Agreement must be made in writing and executed by the parties hereto.

              16. Exhibits. All Exhibits attached to and referenced in this Agreement are incorporated herein and made a part hereof for all purposes.

              17. Paragraph Headings. Paragraph headings contained in this Agreement are for convenience only and shall not be considered in interpreting or construing this Agreement.

              18. Consent to Jurisdiction. Grantors and Grantee hereby irrevocably submit to the jurisdiction of any state or federal court sitting in Harris County, Texas, in any action or proceeding arising out of or related to this Agreement, and agree that no such party shall bring any such action or proceeding in any other court, or seek to remove such action or proceeding to any other court; provided, however, notwithstanding any other provision of this Agreement to the contrary, this Paragraph 18 will not be binding on (a) any transferee, successor or assignee of Grantee or of the general partner of Grantee pursuant to foreclosure or a conveyance in lieu of foreclosure or incident to the exercise of any remedy under the security documentation executed by Grantee or the general partner of Grantee or (b) any partner of Grantee which, pursuant to its rights under the partnership documentation of Grantee, removes, replaces or substitutes for Cogen Technologies Linden, Ltd., as managing general partner of Grantee, or which, pursuant to such documentation, purports to act, in the place of Cogen Technologies Linden, Ltd., as the managing general partner of Grantee.

              19. Choice of Law. This Agreement shall be interpreted, construed and enforced in accordance with the internal laws of the State of New York, without regard to conflicts of law rules.

              20. Severability. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall nonetheless remain in full force and effect.

              21. Future Development. Grantors and Grantee recognize that Grantors may in the future desire to develop the Property for usage for or in connection with an electric generating facility or for other purposes including, but not limited to, the purposes set forth in that certain Agreement to

Investigate between Grantors and Grantee attached hereto as Exhibit D. In the event of any such development and upon written request of Grantors or their affiliates, Grantee agrees to relocate to other portions of the Interconnection Area as many of Grantee's underground lines installed in the Interconnection Area as may be reasonably necessary for such development, all at Grantors' sole cost and expense; provided, however, that such relocation may not result in any unreasonable or permanent disruption of Grantee's intended or actual permitted uses of the Interconnection Area and the Easement Rights.

        22. Trust Funds. Grantor, in compliance with Section 13 of the
Lien Law, covenants that Grantor will receive the consideration for conveyance of this Easement and will hold the right to receive such consideration as a trust fund to be applied first for the purpose of paying the cost of the improvement and will apply the same first to the payment of the cost of the improvement before using any part of the total of the same for any other purpose.

        EXECUTED on the dates of the acknowledgments set forth below, to be effective for all purposes as of the Effective Date.

ATTEST:                                    TEXAS EASTERN CRYOGENICS, INC.,
                                           A Delaware Corporation


/s/ ROBERT W. REED                         By  /s/ G. L. MAZANEC
-------------------------                      ---------------------------
Secretary                                      Name:   G. L. Mazanec
                                               Title:  President

(SEAL)

ATTEST:                                    TEXAS EASTERN TRANSMISSION
                                           CORPORATION, a Delaware corporation


/s/ ???                                    By  /s/ G. L. MAZANEC
---------------------------                    -----------------------------
Assistant Secretary                            Name:   G. L. Mazanec
                                               Title:  President


(SEAL)

(Signatures continued next page)

ATTEST:                                  HOUSTON CENTER CORPORATION,
                                         a Delaware corporation

/s/ ROBERT W. REED                       By  P.B. WRIGHT
------------------------------               --------------------------
Secretary                                    Name:  P.B. Wright
                                             Title: Vice President

(SEAL)

                                         COGEN TECHNOLOGIES LINDEN
                                         VENTURE, L.P., a Delaware limited
                                         partnership

                                         By: COGEN TECHNOLOGIES
                                             LINDEN, LTD., its sole general
                                             partner

ATTEST:                                  By: COGEN TECHNOLOGIES, INC.,
                                             its sole general partner

/s/ SIGNATURE APPEARS HERE               By  /s/ LAWRENCE D. THOMAS
----------------------------                 ---------------------------------
Asst. Secretary                              Name:  Lawrence D. Thomas
                                             Title: Vice President

(Seal)

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF HARRIS    (S)

    On this 18th day of June, 1991, before me personally appeared G.L. Mazanec to me known and who, being me duly worn, did depose and say that he resides at 302 Fall River Ct, Houston, Texas, and is the President of Texas Eastern Cryogenics, Inc., a Delaware corporation, which executed the forgoing instrument by order of the board of directors of said corporation, and that he signed his name thereto by like order.

                                             /s/ PRISCILLA J. MASSEY
                                             -------------------------------
                                             Notary Public

My Commission Expires:
   4/19/92

                                             [NOTARY SEAL APPEARS HERE]

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF HARRIS    (S)


    On this 18th day of June, 1991, before me personally appeared G.L. Mazanec to me known and who, being by me duly sworn, did depose and say that he resides at 302 Fall River Ct. Houston, Texas, and is the President of Texas Eastern Transmission Corporation, a Delaware corporation, which executed the forgoing instrument by order of the board of directors of said corporation, and that he signed his name thereto by like order.


                                             /s/ PRISCILLA J. MASSEY
                                             -------------------------------
                                             Notary Public

My Commission Expires:
   4/19/92

                                            [NOTARY SEAL APPEARS HERE]

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF HARRIS    (S)

    On this 18th day of June, 1991, before me personally appeared P.B. Wright to me known and who, being by me duly worn, did depose and say that he resides at 2918 Ann Arbor, Houston, Texas, and is the V.P. of Houston Center Corporation, a Delaware corporation, which executed the forgoing instrument by order of the board of directors of said corporation, and that he signed his name thereto by like order.

                                             /s/ R.J. DOUGLAS
                                             -------------------------------
                                             Notary Public

My Commission Expires:
  June 21, 1992


THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF HARRIS    (S)


    On this 17th day of June, 1991, before me personally appeared Lawrence D. Thomas, to me known and who, being by me duly sworn, did depose and say that he resides at 3826 Olympia, Houston, Texas, and is the Vice President of Cogen Technologies, Inc., general partner of Cogen Technologies Linden, Ltd., which in turn is general partner of Cogen Technologies Linden Venture, L.P., a Delaware limited partnership, which executed the foregoing instrument by order of the board of directors of general partner Cogen Technologies, Inc., and that he signed his name thereto by like order.


                                             /s/ ELAINE A. CAMPBELL
                                             -------------------------------
                                             Notary Public

My Commission Expires:

July 27, 1993
----------------------
                                         [NOTARY SEAL APPEARS HERE]
WHEN RECORDED, RETURN TO:

D. GREGORY BARKER
FULBRIGHT & JAWORSKI
1301 MCKINNEY, SUITE 5100
HOUSTON, TEXAS 77010-3095

                                   EXHIBIT A
                                   ---------

The following described Parcels A, B, C and D are as shown on a certain survey drawing entitled MAP OF PROPOSED EASEMENTS THROUGH LANDS OF TEXAS EASTERN CRYOGENICS, INC., TEXAS EASTERN TRANSMISSION CORPORATION AND HOUSTON CENTER CORPORATION. BOROUGH OF RICHMOND, COUNTY OF RICHMOND, STATEN ISLAND, NEW YORK, DATED APRIL 15, 1990.

                                   Parcel A

       All that certain lot piece or parcel of land situated lying and being in the Borough and County of Richmond City and State of New York bounded and described as follows:

       BEGINNING at a point in the westerly side of the Right of Way of the Staten Island Rapid Transit Railroad where the same is intersected by the northerly high water line of Ball's or Merrill's Creek, the coordinates of said point being south 15,085.26 and west 42,420.96; thence from said point of beginning northerly along the westerly side of said Right of Way the following courses and distances: north 15 degrees 03 minutes 30 seconds west 45.16 feet:

       Thence on a curve to the right having a radius of 1489.19 feet a distance of 1455.51 feet; thence north 40 degrees 56 minutes 30 seconds east 119.48 feet to a point, the coordinates of said point being south 13,588.64 and west 41,861.25:
       Thence through property of the Gulf Oil Corporation the following courses and distances: north 48 degrees 46 minutes 00 seconds west passing through a monument distance of 851.07 feet to a monument
       Thence south 40 degrees 59 minutes 00 SECONDS WEST 1232.50 feet to a monument:
       Thence north 49 degrees 01 minute 00 seconds vast 25.00 feet to a monument;
       Thence south 40 degrees 59 minutes 00 seconds west 84.59 feet to a monument: thence on a curve to the right having a radius of 135.83 feet a distance of 123.07 feet to a monument;
       Thence north 87 degrees 06 minutes 00 seconds west passing through a monument distant 271.32 feet from the last one a total distance of 337.87 feet to the highwater line of Arthur Kill as it existed on October 26, 1965;
       Thence along said highwater line and along highwater line of Prall's River and Ball's or Merrill's Creek the following courses and distances:

       south 06 degrees 27 minutes 00 seconds east 177.26 feet: south 11 degrees 37 minutes 00 Seconds west 402.24 feet; south 21 degrees 15 minutes 00 seconds east 212.24 feet; south 19 degrees 39 minutes 10 seconds west 74.33 feet;

      south 61 degrees 57 minutes 35 seconds east 104.24 feet; south 83 degrees 09 minutes 00 seconds east 360.57 feet; south 70 degrees 42 minutes 30 seconds east 105.95 feet; south 64 degrees 09 minutes 50 seconds east 211.10 feet; south 48 degrees 24 minutes 30 seconds east 225.97 feet: south 81 degrees 18 minutes 20 seconds east 85.99 feet;
      south 52 degrees 07 minutes 30 seconds east 102.62 feet; south 27 degrees 45 minutes 30 seconds east 128.83 feet; north 72 degrees 01 minutes 30 seconds east 54.83 feet;
      north 66 degrees 02 minutes 00 seconds east 204.71 feet; north 29 degrees 22 minutes 50 seconds east 50.61 feet:
      north 20 degrees 27 minutes 00 seconds east 50.00 feet;
      north 13 degrees 43 minutes 00 seconds east 65.61 feet;
      north 59 degrees 49 minutes 00 seconds east 180.91 feet; and north 84 degrees 29 minutes 40 seconds east 10.61 feet to the point and place of beginning.

      The coordinates and bearings are in the system established by the united States Coast and Geodetic
      Survey for the borough of Richmond.

      SUBJECT TO: rights of the State of New York to the lands in the beds of tidal streams or former tidal streams formerly running through the said promises, including without limitation those known as Flat Creek, Mark's Creek and Bates Creek;

      SUBJECT TO: an easement and right of way granted to Buckeye Pipeline Company by deed dated August 20, 1964 and recorded November 2, 1964 in Liber 1667 Cp 264; all other easements, if any, of record; and easements and rights of way granted by unrecorded instruments (a) to Transcontinental Gas Pipeline Company for its 26 inch gas pipeline, (b) to Colonial Pipeline Company for its pipelines in part paralleling the easement granted to the party of the second part for its 30 inch gas pipeline; and (c) to Consolidated Edison Company at New York, Inc. located generally across the south of the premises above described for and on which is located a high voltage electric transmission line.

                           PARCEL B

All that certain plot, piece or parcel of land. with buildings and improvements thereon erected, situate, lying and described as follows: allows:

      A 3.27 acre parcel of land out of that certain 58.456 acre tract or parcel of land in that indenture recorded in Liber 1720, Page 102 of Deeds in the Richmond County Clerks Office and situated in Tax Block 1835, Lot 50 of Richmond County, New York, and being more particularly described as follows:

        Beginning at the most northerly corner of the above described tract of land:

        Thence along a westerly line of said tract of land
        S40 degrees 59'00"W, 1232.50 feet to a point;
        Thence W49 degrees 01'00"W, 25.00 feet to a point;
        Thence S40 degrees 59'00"W, 84,59 feet to a point of curvature of a curve to the right;
        Thence along said curve to the right having a radius of
        135.83 feet and a central angle of 51 degrees 55'00" a distance of 123.07 feet to a point of tangency;
        Thence along a northerly line of said tract of land
        N87 degrees 06'W, 337.87 feet to a northwesterly corner thereof; Thence along a westerly line of said tract of land
        S06 degrees 27'00"E, 177.26 feet to a point;
        Thence S11 degrees 37'W, 15 feet to a point;
        Thence leaving said westerly line, S87 degrees 06'E, 318 feet to a point;
        Thence N40 degrees 59'E, 295 feet to a point;
        Thence S49 degrees 01'E, 10 feet to a point:
        Thence N40 degrees 59'E, 60 feet to a point;
        Thence N49 degrees 01'W, 10 feet to a point;
        Thence N40 degrees 59'E, 537 feet to a point;
        Thence S49 degrees 01'E, 10 feet to a point;
        Thence N40 degrees 59'E, 60 feet to a point;
        Thence N49 degrees 01'W, 10 feet to a point;
        Thence N40 degrees 59'E, 618 feet to a point in a northerly line of said tract of land;
        Thence along said northerly line N48 degrees 46'00"W, 45 feet to the Point of Beginning. The herein described tract of land containing 3.27 acres of land, more or less.
        Coordinates and bearings used in the above Parcel are in the System as established by the United States Coast and Geodetic Survey for the Borough of Richmond.

SUBJECT, HOWEVER, to all matters of record and the terms and provisions thereof.

                                   PARCEL C

All that certain lot, piece, or parcel of land, situate, lying and being in the Borough and County of Richmond, City and State of New York, bounded and described as follows:

        BEGINNING at the corner formed by the intersection of the easterly side of Second Avenue and the Southerly side of Fifth Street, the coordinates of which are South 11001.722 and West 43240.155;

        Running thence along the southerly side of Fifth Street South 49 degrees 03 minutes 30 seconds East 2736.80 feet to the easterly side of Eighth Avenue;

        Thence along the easterly side of Eighth Avenue South 40 decrees 56 minutes 30 seconds West 1050.52 feet;
        Thence North 48 degrees 46 minutes 00 seconds West 851.37 feet;
        Thence South 40 degrees 59 minutes 00 seconds West
        1232.50 feet;
        Thence North 49 degrees 01 minutes 00 seconds West 25 feet;
        Thence South 40 decrees 59 minutes 00 seconds West 84.59 feet to a point of curve;
        Thence an a curve to the right having a radius of 135.23 feet subtending a central angle of 51 degrees 55 minutes 00 seconds for an arc length of 123.07 feet to a point of tangency;
        Thence North 87 degrees 06 minutes 00 seconds West 636.87 feet to the Pier and Bulkhead Line approved by the Secretary of The Army March 24, 1954;
        Thence along the same North 3 degrees 17 minutes 00 seconds West 1366.38 feet and North 8 degrees 20 minutes 00 seconds East 53.45 feet;
        Thence South 83 degrees 53 minutes 04 seconds East 347.85 feet; thence along a line drawn Southerly in prolongation of the Westerly side at Water Street North 6 degrees 06 minutes 56 seconds East 1067.28 feet to the southerly prolongation of the easterly side of Second Avenue; Thence along the same North 40 degrees 55 minutes 30 seconds East 763.64 feet to the southerly side of Fifth Street and the point or place of Beginning.

   COORDINATES and bearings used in the above Parcel are in the System as established by the United States Coast and Geodetic Survey for the Borough of Richmond; the streets referred to herein are private streets and are referred to merely to aid in the description, but the distances and bearings are intended to prevail.

   TOGETHER WITH: (i) all riparian rights, water privileges and appurtanances to the Subject Property belonging, and (ii) all the estate and rights of Seller in and to the subject Property.

   SUBJECT, HOWEVER, to all matters of record and the terms and provisions of that certain Roadway and Utility Easement Agreement dated July 24, 1987, entered into by and between Chevron U.S.A., Inc., Texas Eastern Cryogenics, Inc. and Fannin Square Corporation, and recorded in Reel 811, Cp 286.

                             PARCEL D

All those parcels or land, formerly under the waters of Flat Creek, Mark's Creek and Bate's Creek (tributaries of Arthur Kill) in the County of Richmond, City and State of New York, lying within the following described boundaries___________________________________

   Beginning at a monument in the division line between lands of Gulf Oil Corporation and Texas Eastern Cryogenics, Inc., said point being N 85 degrees 36' 01" E,

        1303.40' from United States Army Engineer Baseline
        Station "Flug" (coordinates S 13,127.49, W 43,801.04);
        thence along said division line, S 40 degrees 59' 00" W, 1232.50' to a monument; thence N 49 degrees 01' 00" W - 25.00' to a monument; thence S 40 degrees 59' 00" W 84.59' to a monument; thence on a curve to the right having a radius of 135.83' a distance of 123.07' to a monument; thence
        N 87 degrees 06' 00" W, passing through a monument distant
        271.32' from the last one a total distance of 337.87' to the high water line of Arthur Kill as it existed on October 26, 1965; thence along said high water line and along the high water line of Prall's River and Ball's or Merrill's Creek the following courses and distances: S
        06 degrees 27' 00" E, 177.25; S 11 degrees 37' 00" W, 402.24'; S 21 degrees 15' 00" E, 212.24'; S 19 degrees 39' 10" W, 74.33'; S 61 degrees
        57' 35" E, 104.24'; S 83 degrees 09' 00" E, 360.57'; S 70 degrees 42'
        30" E, 105.95'; S 64 degrees 09' 50" E, 211.10'; S 48 degrees 24' 30" E,
        225.97'; S 81 degrees 18' 20" E, 85.99'; S 52 degrees 07' 30" E,
        102.62'; S 27 degrees 45' 30" E, 128.83'; N 72 degrees 01' 30" E,
        54.83'; N 66 degrees 02' 00" E, 204.71'; N 29 degrees 22' 50" E, 50.61';
        N 20 degrees 27' 00" E, 50.00'; N 13 degrees 43' 00" E, 65.61'; N 59 degrees 49' 00" E, 180.91'; and N 84 degrees 29' 40" E, 10.61' to its intersection with the Westerly right of way of the Staten Island Rapid Transit Railroad (coordinates S 15,085.26, W 42,240.96); thence along said right of way the following courses and distances; N 15 degrees
        03' 30" W, 45.16'; thence on a curve to the right having a radius of 1489.19', a distance of 1455.51'; thence N 40 degrees 56' 30" E.,
        119.48' to a point in the before mentioned division line between Gulf Oil Corporation and Texas Eastern Cryogenics, Inc., coordinates of said point being (S 13,588.64, W 41,861.25); thence along said division line N 48 degrees 46' 00" W, 851.07' to the point of beginning.

The Area of Lands Formerly Under the Waters of Flat Creek, Mark's Creek, and Bate's Creek. Within the Above Described Boundary is 1.10 Acres, More or Less.

The coordinates and bearings are in the system established by the United States Coast and Geodetic Survey for the Borough of Richmond.

                                   EXHIBIT B
                                   ---------



     BEING a 30' wide strip of land through Lots 50 and 300, Block 1835 as delineated on the tax maps of the Borough of Richmond, County of Richmond, New York, the centerline of which is more described as follows:

     BEGINNING at a point in the division line between lands leased to the Consolidated Edison Corporation contained in Liber 1776, page 371 and Lot 50, Block 1835, now or formerly Texas Eastern Cryogenics Inc., said point being four hundred sixty-seven and eighteen hundredths (467.18') feet along said division line from the easterly sideline of lands now or formerly of the Staten Island Rapid Transit Railroad and running; thence the following six courses by a new line through said Lots 50 and 300, Block 1835.

1) North fifty-eight degrees, thirty-three minutes, fifty-nine seconds West (N 58 degrees 33' 59" W), six hundred ten and zero hundredths (610.00') feet to a point of curve in same; thence

2) Westerly and northerly along a curve to the right having a radius of three hundred seventy-five and zero hundredths (375,00') feet; an arc length of four hundred forty-seven and seventy-nine hundredths (447.79') feet to a point of compound curve in same; thence

3) Northerly along a curve to the left having a radius of three hundred fifty and zero hundredths (350.00') feet, an arc length of two hundred one and eighty-four hundredths (201.34') feet to a point of compound curve in same; thence

                                                 [Exhibit B continued next page]

4) Northerly along a curve to the right having a radius of seven hundred fifty and zero hundredths (750.00') feet, an arc length of four hundred seven and fifty-six hundredths (407.56') feet to a point of compound curve in same, said line crossing the division lime between Lots 50 and 300 one hundred thirteen and fifth hundredths (113.50') feet from its beginning; thence

5) Northerly and westerly along a curve to the left having a radius of three hundred fifty and zero hundredths (350.00') feet, an arc length of three hundred fifty-eight and seventy-seven hundredths (358.77') feet to a point of compound curve in same; thence

6) Westerly and northerly along a curve to the right having a radius of six hundred and zero hundredths (600.00') feet, an arch length of three hundred thirty-five and ten hundredths (335.10') feet to a point in same; thence

7) Still a new line through Lot 300, Block 1835, now or formerly HCC Dev., Inc. now being the centerline of a 50' wide permanent easement, North forty-eight degrees, nine minutes, seven seconds West (N 48 degrees 09' 07"), one hundred eighty six (136' plus or minus) feet more or less to a point in the approximate mean high water line of the Arthur Kill and there to end.

Containing 1.84 plus or minus acres.



                                                 [Exhibit B continued next page]

All in accordance with a map entitled "Map of Proposed Easements Through Lands of Texas Eastern Cryogenics, Inc., Texas Eastern Transmission Corp., Houston Center Corporation, Inc., Borough of Richmond, Staten Island, Richmond County, New York", dated April 15, 1990, by Keller & Kirkpatrick, Parsippany, revised to March 22, 1991.

                          EASEMENT CROSSING AGREEMENT

     This Agreement entered into this 17 day of December, 1990, by and between Coastal Pipeline Company ("Coastal"), a Delaware corporation and Cogen Technologies Linden Venture L.P. ("Cogen") a Delaware limited partnership.

     WHEREAS, Coastal possesses an easement from the State of New York for its 12" Harbor Pipeline which passes under the Arthur Kill between Linden, New Jersey and Staten Island, New York (hereinafter referred to as "Easement"), a copy of the instrument creating the Easement is attached hereto as Exhibit "A"; and

     WHEREAS, Cogen is desirous of crossing the Easement with underground electrical transmission lines and related facilities from its Linden, New Jersey cogeneration facility to an electric utility substation on Staten Island, New York (hereinafter referred to as the "Project"); and

     WHEREAS, Coastal has filed a remonstrance to the application of Cogen for a license from the State of New York Office of General Services, Bureau of Land Management to cross said Easement, expressing safety, environmental and other concerns held by Coastal;

     WHEREAS, the parties desire to address their mutual and individual concerns by express provisions detailed in this written agreement;

     NOW THEREFORE, the parties do hereby agree as follows:

     1. Conditioned upon and in consideration of the full and faithful performance by Cogen of the agreements set forth herein, Coastal agrees to withdraw its remonstrance and file its written consent to the Project with the Bureau of Land Management, New York State Office of General Services.

     2. Cogen acknowledges that it has been advised that Coastal has future plans to relocate its pipeline within the Easement to a depth of approximately sixty five feet (65') below M.S.L. Therefore, Cogen agrees that its Project shall cross the Easement at a depth of no less than seventy five feet (75') below M.S.L. so as to avoid interference with Coastal's future plans. Cogen further agrees that it has no objection to and will fully cooperate with Coastal in its future efforts for relocation of its pipeline within the Easement.

     3. Cogen agrees to notify Coastal's representative when the project drilling begins, to keep said representative apprised of the progress of the drilling and to allow said representative to be in attendance at the drill site. Cogen shall specially notify the Coastal representative of the period of time during which the drilling is expected to be within one hundred (100) feet from the pipeline route. Cogen also agrees to notify said representative as its best estimate of when the drilling will be taking place directly beneath Coastal's pipeline.

     Cogen agrees to reimburse Coastal for all reasonable costs incurred by Coastal in retaining a qualified representative to serve the function described in the preceding paragraph.

     4. Cogen assumes full and complete responsibility for any and all damages caused to Coastal by the drilling and other activities associated with the construction of its Project. Cogen further agrees to indemnify and hold Coastal, its agents and employees harmless for any and all demands, claims, costs, penalties, fines, liabilities and expenses (including but not limited to attorneys' fees) for personal injuries, deaths, property damage or otherwise which may arise or occur during or as a result of the drilling and/or construction of the Project, including those claims alleged to arise or occur from the joint or concurrent negligence of the parties hereto.

     5. At such time as Coastal proceeds with the repair, replacement or maintenance of its pipeline within the Easement, Cogen shall, upon ninety (90) days advance notice of such operation by Coastal, cooperate with Coastal so that any work performed by or on behalf of Coastal, within one hundred feet (100') of either side of Cogen's transmission lines may be safely performed. Cogen agrees that, upon the written findings of two mutually acceptable independent recognized experts, one in power transmission and one in horizontal drilling, that drilling within an area identified in the written findings may be unsafe, Cogen will cease transmitting electricity through the cables when the drilling or other work associated with the Coastal pipeline is within said area. Coastal agrees that it will make all reasonable efforts to minimize Cogen's downtime, if any. All cost and expenses incurred in securing the services of the two experts shall be shared equally by Coastal and Cogen.

     6. Coastal shall be responsible for any and all direct damages to Cogen caused by Coastal's negligence in its repair, replacement or maintenance of its pipeline. Provided, however, that Coastal shall not be liable for any indirect, consequential or special damages which may be incurred by Cogen, and Cogen hereby waives and releases Coastal from any such damages.

     7. This Agreement may be assigned by either party provided written notice of such assignment is provided to the other party no later than ten (10) days prior to the effective date of such assignment. Assignment shall not release either party from responsibility for the obligations provided for herein.

     8. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, regardless of conflict of laws provisions. Jurisdiction and venue shall be proper, and the parties hereby agree and submit to same, in the appropriate Courts of Harris County, Texas.

     This Agreement shall be effective upon the full and complete execution of duplicate originals hereof.

                                              COASTAL PIPELINE COMPANY

                                             BY:    /s/ HUGH C. WILLIAMS
                                                 -----------------------------
                                             NAME:  Hugh C. Williams
                                             TITLE: Senior Vice President
                                             DATE:  December 14, 1990

COGEN

                                      COGEN TECHNOLOGIES LINDEN VENTURE, L.P.
                                      BY ITS GENERAL PARTNER,
                                      COGEN TECHNOLOGIES LINDEN, LTD.
                                      BY ITS GENERAL PARTNER
                                      COGEN TECHNOLOGIES, INC.

                                      BY:    /s/ J.M. BOLLINGER
                                             ------------------------------
                                      NAME:  JOSEPH M. BOLLINGER
                                             ------------------------------
                                      TITLE: VICE PRESIDENT/GENERAL MANAGER
                                             ------------------------------
                                      DATE:  DECEMBER 14, 1990
                                             ------------------------------

COGEN

                                                                    CONFIDENTIAL

                           ASSIGNMENT AND CONVEYANCE
                           -------------------------

THE STATE OF NEW YORK    (S)
                         (S)  KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF RICHMOND       (S)

     That COGEN TECHNOLOGIES LINDEN VENTURE, L.P., a Delaware limited partnership having its principal office at 1600 Smith Street, Suite 500, Houston, Texas, 77002 ("Assignor"), for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration in hand paid by CONSOLIDATED EDISON COMPANY OF NEW YORK, INC., a New York corporation having its principal office at 4 Irving Place, New York, New York, 10003 ("Assignee"), the receipt and sufficiency of which are hereby acknowledged and confessed by the Assignor, does hereby TRANSFER, ASSIGN, SELL, SET OVER, GRANT, CONVEY and DELIVER unto the Assignee all of the Assignor's right, title and interest in and to the following:

     (i) that certain Indenture dated May 9, 1991, between The People of the State of New York, as grantor, and Assign or, as grantee (the "Indenture"), recorded in Richmond County, New York at reel 2991, page 0291, and in the Department of State in Volume 33 of Miscellaneous Deeds and Title Papers at page 60, covering and describing those certain tracts or parcels of land located in Richmond County, New York, and being more fully described on Exhibits A-1 and A-2 attached hereto and made a part hereof for all purposes (the "State Property"),

    (ii) that certain Easement Agreement dated as of June 21, 1991 by and among Texas Eastern Cryogenics, Inc., Texas Eastern Transmission Corporation, and Houston Center Corporation, as grantors, and Assignor, as grantee (the "Easement Agreement"), recorded in Richmond County, New York at reel 3008, page 277, covering and describing those certain tracts or parcels of land located in Richmond County, New York and being more fully described on Exhibits B-1 and B-2 attached hereto and made a part hereof for all purposes (herein together with the State Property called the "Land"),

     (iii) that certain Easement Crossing Agreement dated December 17, 1990 by and between Coastal Pipeline Company and Assignor (the "Coastal Crossing Agreement"),

    (iv) that certain letter agreement dated June 12, 1991 by and between Colonial Pipeline Company and Assignor and pertaining to the crossing of a right-of-way (the "Colonial Crossing Agreement"), and

    (v) the permanent structures, cables, pipes, wires, lines, conduits, manholes and other electrical interconnection facilities and any other improvements owned by Assignor and located over, under, upon or within the Land, but only to the extent so located over, under, upon or within the Land.

                                                                    CONFIDENTIAL

     Assignee hereby assumes all of Assignor's obligations, and agrees to comply with all terms, conditions and covenants, under the Indenture, the Easement Agreement, the Coastal Crossing Agreement and the Colonial Crossing Agreement arising from and after the date hereof.

     Assignee hereby agrees to provide Assignor, in a timely manner, with a copy of any notice or other communication received by Assignee under the Indenture, the Easement Agreement, the Coastal Crossing Agreement and the Colonial Crossing Agreement. Such notice shall be effectuated pursuant to the terms of Article
24.3 of that certain Power Purchase Agreement between Assignor and Assignee, dated April 14, 1989, as such agreement has been and may be amended from time to time (the "Power Purchase Agreement").

     This Agreement is made by the Assignor without representation or warranty, express or implied with respect to the subject matter hereof, except for the rights and obligations of Assignor and Assignee as set forth in the Power Purchase Agreement, which Power Purchase Agreement shall survive the execution and delivery of this Assignment and Conveyance.


Executed as of the 22nd day of December, 1993.

                                   COGEN TECHNOLOGIES LINDEN VENTURE, L.P.,
                                    a Delaware Limited Partnership

                                   By: COGEN TECHNOLOGIES LINDEN, LTD.,
                                        its sole general partner

                                   By: COGEN TECHNOLOGIES, INC.,
                                        its sole general partner

                                   By: /s/ Nadeem Babar
                                      --------------------------------
                                   Name: Nadeem Babar
                                   Title: Vice-President

                                   CONSOLIDATED EDISON COMPANY OF
                                    NEW YORK, INC.

                                   By:    /s/ WILLIAM A. HARKINS
                                       -------------------------------
                                   Name:  William H. Harkins
                                   Title: Vice President

                                                                    CONFIDENTIAL

THE STATE OF NEW YORK    (S)
                         (S)
COUNTY OF NEW YORK       (S)

    On this 22nd day of December, 1993, before me personally appeared Nadeem Babar, to me known and who, being by me duly sworn, did depose and say that he resides at 3525 Sage Road #616, Houston, TX 77056, and is the Vice President of Cogen Technologies, Inc., a Texas corporation and general partner of Cogen Technologies Linden, Ltd., a Delaware limited partnership, which in turn is general partner of Cogen Technologies Linden Venture, L.P., a Delaware limited partnership, which executed the foregoing instrument by order of the board of directors of Cogen Technologies, Inc., and that he signed his name thereto by like order.


                                              /s/ SIGNATURE APPEARS HERE
                                              --------------------------
                                                    Notary Public

                                        My Commission Expires: October 31, 1995

THE STATE OF NEW YORK    (S)
                         (S)
COUNTY OF NEW YORK       (S)

    On this 22nd day of December, 1993, before me personally appeared William A. Harkins, to me known and who, being by me duly sworn, did depose and say that he resides at 417 Second Street, Oradell, New Jersey 07649, and is the Vice President of Consolidated Edison Company of New York, Inc., a New York corporation, which executed the foregoing instrument by order of the board of directors of said corporation, and that he signed his name thereto by like order.


                                              /s/ SIGNATURE APPEARS HERE
                                              --------------------------
                                                    Notary Public

                                        My Commission Expires: October 31, 1995